UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2012

Commission file number: 001-32875

BURGER KING HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	75-3095469
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

5505 Blue Lagoon Drive, Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

(305) 378-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On May 22, 2012, Burger King Worldwide Holdings, Inc. (the “Company”), the indirect parent of Burger King Holdings, Inc., will present material non-public information regarding the Company’s last five quarters on a consolidated basis and by operating segment at an analyst meeting at the Company’s Miami headquarters. A copy of the information presented at the meeting is included in this Form 8-K.

We evaluate our restaurants and assess our business based on the following operating metrics and key financial measures:

•

Sales growth refers to the change in sales at all Company and franchise restaurants in one period from the same period in the prior year. We review sales growth as an operating metric to help identify and assess trends in restaurant sales for the Burger King system as a whole, without distortion from the effects of refranchised or acquired restaurants.

•	Comparable sales growth refers to the change in restaurant sales in one period from the same prior year period for restaurants that have been opened for thirteen months or longer.

•	Net restaurant growth (“NRG”) represents the opening of new restaurants during a stated period, net of closures.

•	Net refranchisings refer to sales of Company restaurants to franchisees, net of acquisitions of franchise restaurants by us.

•

Company restaurant margin, or CRM, is derived by subtracting Company restaurant expenses from Company restaurant revenues for a stated period, and is typically analyzed as a percentage of Company restaurant revenues, a metric we refer to as Company restaurant margin %, or CRM %. Company restaurant expenses are comprised of food, paper and product costs, payroll and employee benefits (“labor” costs) and occupancy and other operating costs, which include rent and depreciation and amortization related to restaurant properties (“occupancy and other operating” costs). Food, paper and product costs vary with sales volume, while labor and occupancy costs are primarily fixed costs with variable components. We review the relationship between our Company restaurant expenses and Company restaurant revenues in the context of how those relationships affect CRM and CRM %.

•

Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization adjusted to exclude specifically identified items that management believes do not directly reflect our core operations. These items include share-based compensation and non-cash compensation expense, other operating (income) expenses, net, and all other specifically identified costs associated with non-recurring projects; Transaction costs, global restructuring and related professional fees, field optimization project costs and global portfolio realignment project costs. We use adjusted EBITDA as our measure of segment income.

•

Adjusted net income is used by management to evaluate and forecast earnings from ongoing operations excluding the impact of unusual items. This measure is used by management to evaluate and forecast earnings from ongoing operations.

Comparable sales and sales growth are measured on a constant currency basis, which means the results exclude the effect of foreign currency translation and are calculated by translating current year results at prior year exchange rates. We analyze certain key financial measures on a constant currency basis as this helps identify underlying business trends, without distortion from the effects of currency movements (“FX impact”).

The following tables present our financial results, including operating metrics and key financial measures for the last five quarters on a consolidated basis and by operating segment: (1) the U.S. and Canada; (2) Europe, the Middle East and Africa, or EMEA; (3) Latin America and the Caribbean, or LAC; and (4) Asia Pacific, or APAC. Tabular amounts in millions of dollars unless otherwise noted.

Consolidated

BURGER KING WORLDWIDE HOLDINGS, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Revenues:
Company restaurant revenues	$396.2	$404.4	$422.8	$419.0	$392.5
Franchise and property revenues	173.7	176.2	184.9	176.4	159.5

Total revenues	569.9	580.6	607.7	595.4	552.0

Company restaurant expenses:
Food, paper and product costs	130.0	127.4	134.9	135.4	127.0
Payroll and employee benefits	119.5	116.7	122.3	122.2	120.0
Occupancy and other operating costs	104.5	107.2	113.0	111.6	109.7

Total Company restaurant expenses	354.0	351.3	370.2	369.2	356.7

Franchise and property expenses	23.8	25.5	25.3	23.2	23.1
Selling, general and administrative expenses	95.0	114.4	103.3	99.3	100.4
Other operating (income) expenses, net	13.0	1.5	(2.7)	4.7	7.8

Total operating costs and expenses	485.8	492.7	496.1	496.4	488.0

Income from operations	84.1	87.9	111.6	99.0	64.0

Interest expense, net	59.1	61.0	59.4	56.1	50.2
Loss on early extinguishment of debt	3.5	1.5	—	—	19.6

Income (loss) before income taxes	21.5	25.4	52.2	42.9	(5.8)
Income tax expense	7.2	0.4	13.4	12.7	0.1

Net income (loss)	$14.3	$25.0	$38.8	$30.2	$(5.9)

Adjusted net income	$39.8	$50.3	$54.2	$46.5	$27.6

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Company:
Company restaurant revenues	$396.2	$404.4	$422.8	$419.0	$392.5
CRM	42.2	53.1	52.6	49.8	35.8
CRM %	10.7%	13.1%	12.4%	11.9%	9.1%
Company restaurant expenses as a % of Company restaurant revenue:
Food and paper	32.8%	31.5%	31.9%	32.3%	32.4%
Payroll and benefits	30.2%	28.9%	28.9%	29.2%	30.6%
Depreciation and amortization	5.5%	5.3%	5.3%	5.4%	5.9%
Other occupancy and operating	20.8%	21.2%	21.5%	21.2%	22.0%

Franchise:
Franchise and property revenues	$173.7	$176.2	$184.9	$176.4	$159.5
Franchise and franchise property expenses	23.8	25.5	25.3	23.2	23.1
Franchise sales (in constant currencies) (1)	3,385.5	3,415.2	3,634.0	3,449.0	3,155.1
Consolidated Adjusted EBITDA	143.2	154.1	161.0	149.9	120.0
Consolidated Adjusted EBITDA margin	25.1%	26.5%	26.5%	25.2%	21.7%

Unallocated Management G&A (2)	26.2	22.8	25.4	21.9	31.0

FX Impact

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Consolidated revenues	$(6.1)	$(2.5)	$15.2	$19.7	$3.2
Consolidated CRM	(0.5)	(0.4)	1.4	1.4	0.2
Consolidated adjusted EBITDA	(1.6)	(0.7)	2.8	2.7	(0.3)

Key Business Metrics

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Systemwide sales growth	6.5%	2.2%	3.6%	0.4%	1.5%
Comparable sales growth
Company	6.1%	2.3%	3.2%	(1.6)%	(3.6)%
Franchise	4.4%	1.1%	1.4%	(2.2)%	(2.8)%
System	4.6%	1.2%	1.6%	(2.2)%	(2.8)%
NRG
Company	(5)	1	—	(3)	(2)
Franchise	27	116	59	38	52
System	22	117	59	35	50
Net Refranchisings	5	1	35	6	3
Restaurant counts at period end
Company	1,285	1,295	1,295	1,330	1,339
Franchise	11,249	11,217	11,100	11,006	10,962
System	12,534	12,512	12,395	12,336	12,301
CRM %	10.7%	13.1%	12.4%	11.9%	9.1%

(1)	Franchise sales represent sales at all franchise restaurants and are revenues to our franchisees. We do not record franchise sales as revenues; however, our franchise revenues include royalties based on a percentage of franchise sales.
(2)	Unallocated Management G&A includes corporate support costs in areas such as facilities, finance, human resources, information technology, legal, marketing and supply chain management, which benefit all of our geographic segments and system-wide restaurants and are not allocated specifically to any of the geographic segments.

U.S. & Canada

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Company:
Company restaurant revenues	$286.3	$285.1	$302.2	$302.1	$282.6
CRM	33.8	38.6	37.6	38.0	28.1
CRM %	11.8%	13.5%	12.4%	12.6%	9.9%
Company restaurant expenses as a % of Company restaurant revenue:
Food and paper	33.1%	31.5%	32.2%	32.8%	32.8%
Payroll and benefits	31.1%	30.2%	30.1%	30.0%	31.5%
Depreciation and amortization	5.6%	5.6%	5.6%	5.6%	5.9%
Other occupancy and operating	18.4%	19.2%	19.7%	19.0%	19.9%

Franchise:
Franchise and property revenues	$100.3	$98.1	$103.8	$102.3	$92.9
Franchise and franchise property expenses	16.5	19.1	17.5	16.3	17.0
Franchise sales (in constant currencies)	1,848.3	1,854.4	1,968.8	1,910.6	1,776.7
Segment income	112.9	112.5	118.9	115.3	102.8
Segment margin	29.2%	29.4%	29.3%	28.5%	27.4%

FX Impact

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
	Favorable / (Unfavorable)

Segment revenues	$(0.5)	$(0.3)	$2.2	$2.5	$2.0
Segment CRM	—	—	0.2	0.2	0.2
Segment income	(0.1)	(0.1)	(0.6)	(0.8)	0.2

Key Business Metrics

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
	Favorable / (Unfavorable)
Systemwide sales growth	3.7%	(2.0)%	(0.3)%	(5.5)%	(5.1)%
Comparable sales growth
Company	6.0%	0.5%	1.8%	(3.7)%	(6.0)%
Franchise	4.0%	(2.4)%	(0.6)%	(5.5)%	(6.0)%
System	4.2%	(2.0)%	(0.3)%	(5.3)%	(6.0)%
NRG
Company	(1)	(2)	(1)	(1)	(3)
Franchise	(11)	(21)	(4)	(17)	(1)
System	(12)	(23)	(5)	(18)	(4)
Net Refranchisings	4	1	35	2	—
Restaurant counts at period end
Company	934	939	942	978	981
Franchise	6,554	6,561	6,581	6,550	6,565
System	7,488	7,500	7,523	7,528	7,546

EMEA

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Company:
Company restaurant revenues	$77.6	$86.2	$84.9	$81.6	$78.0
CRM	6.4	11.9	10.7	7.7	5.2
CRM %	8.2%	13.8%	12.6%	9.4%	6.7%
Company restaurant expenses as a % of Company restaurant revenue:
Food and paper	30.7%	29.8%	29.0%	29.2%	29.7%
Payroll and benefits	32.2%	29.4%	30.5%	32.1%	33.7%
Depreciation and amortization	3.6%	3.2%	3.4%	3.6%	3.7%
Other occupancy and operating	25.3%	23.7%	24.6%	26.0%	26.2%

Franchise:
Franchise and property revenues	$45.7	$48.6	$53.9	$49.3	$43.1
Franchise and franchise property expenses	6.1	6.3	6.5	6.3	6.8
Franchise sales (in constant currencies)	896.0	920.4	1,008.3	922.7	797.6
Segment income	32.8	40.3	43.7	35.3	26.7
Segment margin	26.6%	29.9%	31.5%	26.9%	22.0%

FX Impact

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
	Favorable / (Unfavorable)

Segment revenues	$(4.8)	$(1.0)	$10.8	$14.4	$(0.8)
Segment CRM	(0.3)	(0.1)	1.0	0.9	(0.1)
Segment income	(1.4)	(0.3)	3.5	3.7	(0.5)

Key Business Metrics

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Systemwide sales growth	10.6%	9.3%	5.8%	3.6%	7.0%
Comparable sales growth
Company	7.6%	7.7%	6.1%	4.9%	4.2%
Franchise	6.5%	7.2%	4.6%	3.1%	1.3%
System	6.6%	7.3%	4.7%	3.2%	1.5%
NRG
Company	(1)	—	(1)	(1)	(2)
Franchise	35	47	40	32	39
System	34	47	39	31	37
Net Refranchisings	1	—	—	4	3
Restaurant counts at period end
Company	190	192	192	193	198
Franchise	2,726	2,690	2,643	2,603	2,567
System	2,916	2,882	2,835	2,796	2,765

LAC

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Company:
Company restaurant revenues	$14.7	$15.3	$17.9	$17.6	$15.4
CRM	2.2	2.9	3.7	3.4	2.6
CRM %	15.0%	18.7%	20.7%	19.0%	16.9%
Company restaurant expenses as a % of Company restaurant revenue:
Food and paper	38.1%	39.2%	38.5%	37.5%	37.0%
Payroll and benefits	12.9%	12.4%	11.7%	11.9%	12.3%
Depreciation and amortization	10.2%	9.8%	8.9%	9.7%	10.4%
Other occupancy and operating	23.8%	19.9%	20.2%	21.9%	23.4%

Franchise:
Franchise and property revenues	$15.8	$17.5	$16.0	$14.6	$13.8
Franchise and franchise property expenses	0.2	(0.4)	0.6	—	(1.3)
Franchise sales (in constant currencies)	315.8	318.5	322.7	295.3	272.2
Segment income	15.9	18.3	15.9	14.5	15.2
Segment margin	52.1%	55.8%	46.9%	45.0%	52.1%

FX Impact

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
	Favorable / (Unfavorable)

Segment revenues	$(1.1)	$(1.5)	$0.7	$1.1	$0.8
Segment CRM	(0.2)	(0.3)	0.2	0.2	0.1
Segment income	(0.1)	(0.2)	—	0.1	0.1

Key Business Metrics

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Systemwide sales growth	15.3%	8.2%	15.6%	16.6%	18.9%
Comparable sales growth
Company	3.1%	4.5%	12.1%	4.6%	(4.3)%
Franchise	10.3%	10.0%	10.5%	6.9%	4.5%
System	9.9%	9.7%	10.5%	6.8%	4.0%
NRG
Company	—	—	—	—	1
Franchise	6	46	11	15	9
System	6	46	11	15	10
Net Refranchisings	—	—	—	—	—
Restaurant counts at period end
Company	97	97	97	97	97
Franchise	1,131	1,125	1,079	1,068	1,053
System	1,228	1,222	1,176	1,165	1,150

APAC

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Company:
Company restaurant revenues	$17.6	$17.8	$17.8	$17.7	$16.5
CRM	(0.2)	(0.2)	0.6	0.8	(0.1)
CRM %	(1.1)%	(1.4)%	3.5%	4.8%	(0.6)%
Company restaurant expenses as a % of Company restaurant revenue:
Food and paper	33.4%	33.7%	34.3%	33.3%	33.3%
Payroll and benefits	20.5%	18.5%	19.7%	18.1%	17.6%
Depreciation and amortization	7.4%	6.8%	5.3%	6.5%	10.3%
Other occupancy and operating	39.8%	42.4%	37.2%	37.3%	39.4%

Franchise:
Franchise and property revenues	$11.9	$12.0	$11.2	$10.2	$9.7
Franchise and franchise property expenses	1.0	0.5	0.7	0.6	0.6
Franchise sales (in constant currencies)	325.4	321.9	334.2	320.4	308.6
Segment income	7.8	5.8	7.9	6.7	6.3
Segment margin	26.4%	19.4%	27.3%	24.0%	24.0%

FX Impact

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
	Favorable / (Unfavorable)

Segment revenues	$0.3	$0.3	$1.5	$1.7	$1.2
Segment CRM	—	—	—	0.1	—
Segment income	—	(0.1)	(0.1)	(0.3)	(0.1)

Key Business Metrics

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Systemwide sales growth	5.4%	4.0%	14.5%	19.4%	16.4%
Comparable sales growth
Company	3.7%	7.0%	7.0%	7.0%	7.5%
Franchise	(3.1)%	(1.6)%	(1.8)%	(0.9)%	1.8%
System	(2.8)%	(1.2)%	(1.5)%	(0.6)%	2.0%
NRG
Company	(3)	3	2	(1)	2
Franchise	(3)	44	12	8	5
System	(6)	47	14	7	7
Net Refranchisings	—	—	—	—	—
Restaurant counts at period end
Company	64	67	64	62	63
Franchise	838	841	797	785	777
System	902	908	861	847	840

The reconciliation of segment income to net income is as follows:

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Segment Income:
U.S. and Canada	$112.9	$112.5	$118.9	$115.3	$102.8
EMEA	32.8	40.3	43.7	35.3	26.7
LAC	15.9	18.3	15.9	14.5	15.2
APAC	7.8	5.8	7.9	6.7	6.3
Unallocated Management G&A	(26.2)	(22.8)	(25.4)	(21.9)	(31.0)

Adjusted EBITDA	143.2	154.1	161.0	149.9	120.0
Share-based compensation	1.4	5.5	0.3	0.4	0.2
Transaction costs (1)	1.1	1.6	1.0	0.3	0.8
Global restructuring and related professional fees (2)	—	13.8	10.5	10.0	12.2
Global portfolio realignment project (3)	3.7	7.1	0.5	—	—
Field optimization project costs (4)	—	3.4	5.5	1.7	—
Business Combination Agreement expenses (5)	5.9	—	—	—	—
Other operating (income) expenses, net	13.0	1.5	(2.7)	4.7	7.8

EBITDA	118.1	121.2	145.9	132.8	99.0
Depreciation and amortization	34.0	33.3	34.3	33.8	35.0

Income from operations	84.1	87.9	111.6	99.0	64.0
Interest expense, net	59.1	61.0	59.4	56.1	50.2
Loss on early extinguishment of debt	3.5	1.5	—	—	19.6
Income tax expense	7.2	0.4	13.4	12.7	0.1

Net income (loss)	$14.3	$25.0	$38.8	$30.2	$(5.9)

The reconciliation of net income to adjusted net income is as follows:

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Adjusted net income

Net income	$14.3	$25.0	$38.8	$30.2	$(5.9)
Income tax expense (benefit)	7.2	0.4	13.4	12.7	0.1

Income before income taxes	21.5	25.4	52.2	42.9	(5.8)
Adjustments:
Franchise agreement amortization	5.2	5.4	5.3	5.6	5.5
Amortization of deferred financing costs and original issue discount	3.5	4.0	3.6	3.5	3.4
Loss on early extinguishment of debt	3.5	1.5	—	—	19.6
Other operating (income) expense, net	13.0	1.5	(2.7)	4.7	7.8
Transaction costs (1)	1.1	1.6	1.0	0.3	0.8
Global restructuring and related professional fees (2)	—	13.8	10.5	10.0	12.2
Global portfolio realignment project (3)	3.7	7.1	0.5	—	—
Field optimization project costs (4)	—	3.4	5.5	1.7	—
Business Combination Agreement expenses (5)	5.9	—	—	—	—

Total adjustments	35.9	38.3	23.7	25.8	49.3

Adjusted income before income taxes	57.4	63.7	75.9	68.7	43.5

Adjusted income tax expense (6)	17.6	13.4	21.7	22.2	15.9

Adjusted net income	$39.8	$50.3	$54.2	$46.5	$27.6

(1)	Represents expenses incurred related to the acquisition of the Company.
(2)	Represents severance benefits, other severance-related costs and related professional fees incurred in connection with the company’s global restructuring efforts, the voluntary resignation severance program offered for a limited time to eligible employees based at its Miami headquarters and additional reductions in corporate and field positions in the U.S.
(3)	Represents costs associated with an ongoing project to realign our global restaurant portfolio by refranchising our Company restaurants and establishing strategic partners and joint ventures to accelerate development. These costs primarily include severance related costs and fees for professional services.
(4)	Represents severance-related costs, compensation costs for overlap staffing, travel expenses, consulting and training costs incurred in connection with the Company’s efforts to expand and enhance its U.S. field organization.
(5)	Represents a one-time share-based compensation expense related to awards granted during the three months ended March 31, 2012 resulting from the increase in equity value of BKWWH implied by the recently announced Business Combination Agreement with Justice Holdings Ltd. and its subsidiaries. We also expect to incur professional fees and other transaction costs associated with the planned transaction.
(6)	Adjusted income tax expense for the last five quarters is calculated using the company’s actual tax rate for all items with the exception of the adjustments listed above to which a blended statutory tax rate of 29.0%, 34.0%, 35.0%, 37.0% and 32.0%, respectively, has been applied.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.

/s/ Daniel S. Schwartz
Daniel S. Schwartz
Chief Financial Officer

Date: May 22, 2012